Exhibit 10.12

For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

Strictly Confidential 严格保密

Dated this 22nd day of September 2005
日期：2005 年 9 月 22 日

(1) **CHARMING LEADER GROUP LIMITED** (the "**Subscriber**")
(1) **CHARMING LEADER GROUP LIMITED**（简称 "认购人"）

and 和

(2) **SINOSMART GROUP INC.**
(the "**Company**")
(2) 华智集团有限公司
（简称 "公司"）

and 和

(3) **SONG JINAN**
(the "**Guarantor**")
(3) 宋锦安
（简称 "担保人"）

Subscription Agreement relating to the issue of convertible bonds by SINOSMART GROUP INC.

关于认购华智集团有限公司的可认股债券的认购协议

MARIE TSANG, DUSTIN CHAN & CO.,
Unit B, 15th Floor, Two Chinachem Plaza,
68 Connaught Road Central, Hong Kong
曾韵仪、陈立德律师事务所
香港中环干诺道中 68 号
华懋广场二期 15 楼 B

For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

TABLE OF CONTENT 目录

Page 页码

1. Interpretation 释义 1
2. Issue of and Subscription for the Bonds 可认股债券的发行和认购 7
3. Conditions Precedent 完成先决条件 8
4. Completion 完成 9
5. Representations, Warranties and Undertakings 陈述和保证和承诺 9
6. Guarantee and Tax Indemnity 担保和税务弥偿 10
7. Remedies 补救 12
8.. Announcement 公告 13
9. Notices 通知 13
10. Costs and Expenses 成本和费用 15
11. Miscellaneous 其它 15
12. Governing Law 管辖法律 17
13. Counterparts 不同一份签署页 18

Schedule 1 Particulars of the Company and its Subsidiary 公司及其子公司的具体情况 19
Schedule 2 Form of Convertible Bond 可认股债券的式样 21
Schedule 3 Completion Requirements 完成要求 35
Schedule 4 Representations, Warranties and Undertakings by the Company 公司的陈述、保证和承诺 36
Schedule 5 Loan Agreement 借款合同 40

Appendix 附录
Accounts 会计报表

Shining CB Agreement (Final)(220905)

For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

THIS AGREEMENT is made on the 22nd day of September 2005.
本协议由以下各方于 2005 年 9 月 22 日签订

BETWEEN:-

(1) **CHARMING LEADER GROUP LIMITED**, a company incorporated in the British Virgin Islands having its registered office situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the "**Subscriber**");

(1) **CHARMING LEADER GROUP LIMITED**，一家在英属维尔京群岛注册成立的公司，其注册办公室位于 P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands（简称 "**认购人**"）；

(2) **SINOSMART GROUP INC.**, a company incorporated in the British Virgin Islands having its registered office situate at Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands (the "**Company**");

(2) 华智集团有限公司，一家在英属维尔京群岛注册成立的公司，其注册办公室位于 Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands（简称 "**公司**"）；

(3) **SONG JINAN,** (holder of PRC Passport number G08771428), of Room 1101, No. 1, Alley 1189, Jinqiao Road, Pudong New District, Shanghai Municipal, the PRC (the "**Guarantor**");

(3) 宋锦安，（中国护照号码 G08771428 持有人），地址为中国上海市浦东新区金桥路 1189 弄 1 号 1101 室（简称 "**担保人**"）。

WHEREAS:-
鉴于：

(A) The Company is a company limited by shares and incorporated in the British Virgin Islands. The particulars of the Company are set out in Schedule 1A.

(A) 公司是一家股份有限公司，在英属维尔京群岛注册成立。公司的具体情况在附件 1A 中列出。

(B) The Company is the holding company of the Subsidiary.

(B) 公司是其子公司的控股公司。

(C) The Group is engaged in the manufacture, development and sales of micro-ecosystem capsules and function food.

(C) 集团从事微生态胶囊、功能食品之生产、研发及销售。

(D) The Company has agreed to issue convertible bonds for an aggregate amount of up to HKD20,000,000 convertible into Conversion Shares (as hereinafter defined) to the Subscriber and the Subscriber has agreed to subscribe for such bonds upon and subject to the terms and conditions set out in this Agreement.

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

(D) 公司同意向认购人发行累计金额为港币 20,000,000 元，可转换为转换股(下文定义) 的可认股债券，认购人同意根据本协议中列出的条件认购这些可认股债券。

(E) The Guarantor has agreed to guarantee the due and punctual payment of all sums due and payable in respect of the Bonds and to indemnify the tax liability of the Group.

(E) 担保人同意担保并及时及准时支付可认股债券下所有应付款项，与及对集团税务责任进行弥偿。

NOW IT IS HEREBY AGREED AS FOLLOWS:-

各方在此同意如下：

1. **Interpretation** 释义

1.1 In this Agreement and the recitals hereto, the following words and expressions shall, unless the context otherwise requires, have the following meanings respectively 在本协议及其有关文件中，以下词语和表达应当分别具有以下含义，在文本中另有要求的除外：:-

"Accounts" "会计报表"	means (i) the audited accounts of the Subsidiary comprising the audited balance sheet and the audited profit and loss account for the financial year ended 31 March 2004; (ii) the unaudited financial statements of the Subsidiary made up to the Accounts Date, and (iii) the unaudited financial statements of the Company made up to the Accounts Date, a copy of each of which has been initialled by the parties for the purposes of identification and attached to this Agreement; 指以作识别用途经合约各方简签附於本协议之(i)子公司截至 2004 年 3 月 31 日止财务年度经审计帐目，包括经审计资产负债表及经审计损益表;(ii)子公司未经审计截至会计日期之管理帐目；与及(iii) 公司未经审计截至会计日期之管理帐目；
"Accounts Date" "会计日期"	means in relation to the Subsidiary 31 March 2005 or, in relation to the Company 31 August 2005; 指就子公司而言，2005 年 3 月 31 日，或指就公司而言，2005 年 8 月 31 日；
"Agreement" "协议"	means this Agreement, as may be amended, supplemented or replaced from time to time in accordance with Clause 11.7; 指本协议，及不时根据 11.7 条随时作出修订、增补或更换；；

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

"associated company" "关联公司"	means any company (other than a subsidiary) in which the Company owns directly or indirectly twenty per cent (20%) or more of its issued share capital, and **"associated companies"** shall be construed accordingly; 指该公司在其中直接或间接拥有其发行股本的百分之二十(20%)或以上的任何公司(子公司除外)；
"Bonds" " 可认股债券"	means the convertible bond for an aggregate amount of HKD20,000,000 to be issued by the Company pursuant to this Agreement with the benefit of and subject to the provisions of the Conditions and Bond means each of the Bonds as evidenced by a Certificate; 是指累计金额为港币 20,000,000 元的可认股债券，将由公司根据本协议条款的规定发行，可认股债券指每张证书所代表之可认股债券;
"Bondholder" " 可认股债券持有人"	means with respect to any time the person who is the registered holder of a Bond at that time; 是指任何时候可认股债券的注册持有人;
"Business Combination" "业务合并"	means the injection into or merging the business of the Group with a company listed on the Stock Exchange; 指将集团业务注入一家在证券交易所上市公司或将集团业务与该公司合并;
"Business Day" "工作日"	means a day (excluding Saturday) on which banks in Hong Kong are generally open for business; 是指香港银行通常开门营业的日期(不包括星期六);
"Certificates" "证书"	means subject to the right to split the Bonds into a smaller denomination in the multiples of HK$1,000,000, the certificates to be issued in respect of the Bonds which shall have an initial denomination of HK$20,000,000.00 and shall substantially in the form set out in Schedule 2; 是指在可以将可认股债券每张面额拆细至港币 1, 000, 000 元或其倍数的前提下，大致上按照附件 2 中所列的式样发出的每张最初阶段为面额港币 20, 000, 000 元可认股债券的证明;
"Companies Ordinance" "公司条例"	means Companies Ordinance (Chapter 32 of the Laws of Hong Kong) 是指《公司条例》(香港法律第 32 章)；

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

"Completion" "完成"	means completion of the issue of and the subscription for the Bonds pursuant to Clause 4 and Schedule 3; 是指根据第 4 条及附件 3 完成的可认股债券认购;
"Completion Date" "完成日期"	means the date of Completion; 是指完成可认股债券认购的日期;
"Conditions" "条件"	means the terms and conditions of the Bonds attached to the Certificate and "**Condition**" refers to the relative numbered paragraph of the Conditions; 是指附在证书上的可认股债券条件，"条件"是指条件的有关编号段落；
"Conditions Precedent" "完成先决条件"	means the conditions precedent set out in Clause 3; 是指第 3 条中所列的完成先决条件;
"Conversion" "转换"	means the conversion of the Bonds into Conversion Shares upon exercise of the Conversion Rights; 是指在行使转换权利下将可认股债券转换成转换股；
"Conversion Notice" "转换通知"	means the written notice to be given by a Bondholder to the Company upon and for the purpose of exercising the Conversion Rights; 是指可认股债券持有人为了行使转换权利交给公司的书面通知；
"Conversion Rights" "转换权利"	means the rights attached to the Bonds to convert the principal amount of the Bonds into Conversion Shares as set out in the Conditions; 是指附在可认股债券上的权利，可将可认股债券的本金按照条件中的规定转换成转换股；
"Conversion Shares" "转换股"	means the ordinary shares in the Company issuable or issued to a Bondholder upon exercise of the Conversion Rights; 是指在行使转换权利时可发行或已经发行给可认股债券持有人公司的普通股；
"Ex-Shareholders" "前股东"	means the Guarantor, Yan Li, Huang Weida and Yan Yihong; 指担保人、阎黎、黄伟达及阎屹泓；
"Group" "集团"	means the Company and the Subsidiary, and "**Group Company**" and "**members of the Group**" shall be construed accordingly; 指公司和子公司， "集团公司"和"集团成员"须据此解释；

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

"Guarantee and Tax Indemnity" "担保和税务弥偿"	means the guarantee and the tax indemnity given by the Guarantor in Clause 6; 指由担保人在第 6 条作出之担保和税务弥偿;
"HKD" or **"HK$"** "港币" 或 "HK$"	means Hong Kong dollars; 指香港货币;
"Hong Kong" "香港"	means the Hong Kong Special Administrative Region of the People's Republic of China; 是指中华人民共和国香港特别行政区;
"Listing" "上市"	means the initial admission and listing of the shares of the Company for trading on a Stock Exchange by way of a public offer, placement or otherwise; 是指初步批准和上市公司股票挂牌，通过公开招股、配售股份的方式或其它方式在某个证券交易所进行交易;
"Loan Agreement" "借款合同"	means the loan agreement executed or to be executed by the Ex-Shareholders as lenders and the Subsidiary as borrower in the form, or substantially in the form, set out in Schedule 5; 指由前股东作为贷款人及子公司作为借款人签订或将要签订大致上参照附件 5 式样之借款合同;
"Maturity Date" "到期日期"	means the date falling 12 months from the date of issue of the Bond; 是指从可认股债券的发行日期开始计算 12 个月的日期;
"PRC" "中国"	means People's Republic of China; 是指中华人民共和国
"Redemption Price" "赎回价格"	means in respect of any Bond the sum equal to the par value of the principal amount outstanding under the Bonds; 指以可认股债券而言，相等于可认股债券本金额面值之金额;
"Redemption Notice" "赎回通知"	means the written notice to be given by a Bondholder to the Company for the purpose of redeeming the Bonds and receiving payment of the Redemption Price and interest accrued on the principal amount outstanding under the Bonds; 指由可认股债券持有人向公司发出就赎回可认股债券之书面通知，以收取赎回价格及按可认股债券尚未偿还本金应累计之利息;

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

"Share Transfer Agreement" "股权转让协议"	means an agreement dated 11 August 2005 entered into by the Company as purchaser and the Ex-Shareholders and Shanghai Shengyuan Property Co., Ltd. as vendor in respect of the acquisition by the Company of the entire registered share capital in Shining Shanghai for a total consideration of RMB18, 351, 200; 指 2005 年 8 月 11 日公司作为买方及前股东及上海盛源房地产有限公司作为卖方关于公司以人民币 18, 351, 000 元作价收购双金上海全部注册资本之协议;
"Shining Shanghai" "双金上海"	means Shanghai Shining Biotechnology Co., Ltd., a company established in the PRC; 是指上海双金生物科技有限公司，一家在中国成立之公司;
"Stock Exchange" "证券交易所"	means National Association of Securities Dealers Automated Quotation of the United States (**"NASDAQ"**) or any other stock exchange elsewhere in the world agreed between the Company and the Subscriber; 是指美国纳斯达克或公司和认购人同意的世界上任何其它股票交易所;
"Subscriber's Solicitors" "认购人律师"	means Marie Tsang, Dustin Tsang & Co. at Unit B, 15th Floor, Two Chinachem Plaza, 68 Connaught Road Central, Hong Kong; 指曾韵仪、陈立德律师事务所，地址为香港中环干诺道中 68 号，华懋广场二期 15 楼 B;
"Subsidiary" "子公司"	means Shining Shanghai being the subsidiary of the Company as on the date of this Agreement, the particulars of which are set out in Schedule 1B; 是指公司在本协议日期时的子公司双金上海，其具体细节在附件 1B 中列出;
"Warranties" "保证"	means the representations, warranties and undertakings given under Clause 5 and Schedule 4; 是指第 5 条和附件 4 下的陈述、保证和承诺;
"RMB" "人民币"	means Renminbi, the lawful currency of the PRC; 指人民币，中国之法定货币; and 及
"USD" or **"US$"** "美元"或" US$"	Means United States dollars; 指美元。

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

1.2 Except as otherwise expressly provided, expressions defined in the Companies Ordinance have the same meaning when used in this Agreement. 除非另有明确规定，否则在公司条例中所界定的表述用于本协议时具有相同的含义。

1.3 Unless the context otherwise requires, words importing the singular number shall include the plural number and words importing the masculine gender shall include the feminine or neuter gender and vice versa, and references to persons include companies and bodies, corporate or unincorporated. 除非内容另有要求，否则采用单数的词语应当包括复数，采用阳性的词语应当包括阴性或中性，反之亦然，并且涉及的单位包括公司和团体，不管是否具有法人资格。

1.4 References to Clauses, Sub-clauses, Paragraphs and Schedules are, except where the context otherwise requires, references to Clauses, Sub-clauses and Paragraphs hereof and Schedules hereto. Schedules shall form an integral part of this Agreement. 有关的条款、分条、款和附件，除非内容另有要求，否则应指在此的协议条款、条款、分条、款和附件。附件构成本协议的一个完整组成部分。

1.5 References in this Agreement to any ordinance or provision of any ordinance shall include any ordinance or provision of any ordinance which amends, extends consolidates or replaces the same, and shall include any orders, regulations, instruments or other subordinate legislation made thereunder. 本协议中有关任何条例或任何条例的规定应当包括对其进行修订、增补、加强或更换的任何条例或任何条例的规定，并且应当包括任何命令、法规、措施或在此之下的其它次要法律规定。

1.6 Headings of Clauses are for ease of reference only and shall be ignored in the interpretation of the provisions hereof. 条款的标题仅供参考，并且在解释其中的规定时应当忽略。

1.7 The expressions of the Subscriber and the Bondholder shall include their respective successors, transferees and permitted assigns and any person deriving title under them. 认购人及债券持有人的概念应当包括他们各自的继承人、受让人和允许的受让人以及获得他们资格的任何人员。

2. **Issue of and Subscription for the Bonds** 可认股债券发行和认购

Subject to fulfillment of the Conditions Precedent, on Completion, the Company shall issue to the Subscriber, and the Subscriber shall subscribe in cash for, the Bonds at its full face value together representing a principal amount of HKD20,000,000, upon and subject to the terms and conditions of this Agreement. 在符合完成先决条件的情况下，当完成时，公司应当向认购人发行，认购人同意按照本协议的条款认购面值总额港币 20, 000, 000 元可认股债券。

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

3. **Conditions Precedent** 完成先决条件

3.1 The Subscriber's obligation to subscribe the Bonds shall be subject to fulfillment of each and every one of the following conditions 认购人认购可认股债券的义务应当以下列每个条件的完成履行后方可进行:-

(a) the Subscriber having received 认购人已经收到:-

(i) a certified copy of a resolution of the board of directors of the Company approving and authorizing the execution, delivery and performance of this Agreement and the issuance of the Bonds and Certificates upon the terms and subject to the Conditions contained therein; and 公司董事会决议的核证副本，批准和授权本协议的执行、交付和履行；并且按条件所载条款发行可认股债券及证书；

(ii) certified copies of all relevant governmental and regulatory approvals and consents (if any); 所有相关政府及监管机关批准及同意(如有)的核证副本；

(iii) a certified copy of the Accounts and a letter of disclosure (if any) setting out such further information as the director of the Company shall reasonably consider relevant to the issue of the Bonds; 会计报表及公司董事合适认为发行可认股债券须予以提供进一步资料之披露函(如有)的核证副本；

(iv) a certificate signed by a director of the Company, given as at the date of this Agreement, stating that there has been no material adverse change (a) in the business or affairs of the Group since 31 March 2005, and (b) in the assets and liabilities (including contingent liabilities) of the Group since the Accounts Date; 一份以本协议日期由公司董事签署之证书，证明(a) 集团业务及事务自 2005 年 3 月 31 日以来;及 (b) 集团之资产及负债(包括或然负债)自会计日期以来,均并没有重大不利改变；及

(v) the Loan Agreement duly executed by the Subsidiary and the Ex-Shareholders; and 子公司与前股东妥为签立之借款合同。

(b) the Subscriber is satisfied with the results of the business, legal and financial due diligence it has performed on the Group. 认购人向集团作出关于业务、法律及财务审慎调查之结果感到满意。

(c) The Company having received a certified copy of the resolutions of the board of directors of the Subscriber resolving to enter into this Agreement and to subscribe for the Bonds. 公司已经收到认购人的董事会决议的核证副本，该决议议决达成此协议并且认购可认股债券。

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3.2 The Company undertakes to the Subscriber to use its reasonable endeavours to ensure that the Conditions Precedent described in Clause 3.1(a) are fulfilled as early as practicable and in any event not later than 30 September 2005 or such later date as the Subscriber and the Company may agree. 公司对认购人承诺，将尽其合理的努力确保完成先决条件尽可能早地得到履行，并且在任何情况下不迟于 2005 年 9 月 30 日或认购人和公司可能同意的更迟的日期。

3.3 If the Conditions Precedent are not fulfilled or waived by the Subscriber on or before 30 September 2005 or such later date as may be agreed between the Subscriber and the Company, this Agreement will lapse and become null and void and the parties will be released from all obligations hereunder, save in respect of liabilities for any antecedent breaches hereof. 如果在 2005 年 9 月 30 日或在该日以前，或者认购人和公司可能同意的更迟的日期，完成先决条件没有履行或者被认购人放弃，本协议将失去效力，并且将免除各方本协议下的所有义务，但是针对其任何先前的违反的有关责任仍将保留，并且保留任何关于此先前的违反的、本协议的解释和执行所必要的任何条款。

4. **Completion** 完成

Completion shall take place on such date within two (2) Business Days following the date on which the Conditions Precedent are fulfilled or waived by the Subscriber, at the offices of the Subscriber's Solicitors or at such other place as may be agreed between the Company and the Subscriber, and thereupon the Company and the Subscriber shall perform its obligations set out in Schedule 3. 完成应当发生在完成先决条件得到履行或被认购人放弃的日期之后两个工作日内，在认购人律师的办公室或者公司和认购人可能同意的任何其它地方，并且公司和认购人应当履行在附件 3 中对其规定的义务。

5. **Representations, Warranties and Undertakings** 陈述，保证和承诺

5.1 The Company hereby represents, warrants and undertakes to the Subscriber, and the Subscriber hereby represents, warrants and undertakes to the Company, in terms set out in Schedule 4 hereto as at the date hereof and the parties hereto further warrant and undertake that each of the representations and warranties contained in Schedule 4 hereto is now and will at Completion be true and accurate in all material respects. 公司在此按附件 4 中列出的条款对认购人陈述、保证和承诺，认购人在此按附件 4 中列出的条款对公司陈述、保证和承诺，并且协议各方进一步保证和承诺，附件 4 中的每个陈述和保证现在是，在完成时将是，在本协议的日期和完成之间的所有时间将是在各个方面真实的和准确的，并且在完成时，当作为协议各方已经重复这些保证，该等保证如同在完成时以及本协议的日期作出，且仍然有效。

5.2 The Company undertakes to indemnify the Subscriber to which it has given representations, warranties or undertakings in accordance with Clause 5 and keep the

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Subscriber indemnified from and against all losses, costs and expenses which the Subscriber may incur or sustain from or in consequence of any of such representations, warranties or undertakings not being correct or fully complied with. 公司按照第 5 条向认购人作出陈述、保证或承诺, 公司同意如由于该等陈述、保证或承诺不正确或没有全部遵守而发生或导致认购人的所有损失、成本和费用，向认购人作出赔偿。

5.3 The Warranties shall survive the Completion insofar as the same are not fully performed on Completion. 附件 4 中的保证如果在完成时没有完全履行，则应当在完成后继续有效。

5.4 The Company undertakes to the Bondholders that the Bondholders together are entitled to nominate and appoint one director to sit on the board of each of the Company and the Subsidiary. The Company undertakes to the Bondholders that the number of directors of each of the Company and the Subsidiary shall not exceed 5 at any time prior to the Listing or Business Combination. 公司向可认股债券持有人承诺可认股债券持有人可共同提名及委任一位董事，出任公司及子公司董事局成员。公司向可认股债券持有人承诺公司及子公司董事局成员在公司上市或业务合并之前任何时间不得超过 5 位。

5.5 Each of the Company and the Guarantor warrants and undertakes to the Bondholders that from the date of this Agreement to immediately before Listing or the Business Combination, the Company will not issue any Shares other than the issuance of Conversion Shares, or create any other equity interest in the Company or take on any debt without the prior written consent of the Bondholders. 公司及担保人分别向可认股债券持有人承诺自本协议日期直至紧接上市或业务合并之前，除转换股外，未经可认股债券持有人书面事先同意下，公司不得发行任何股票，或设立任何其它股东权益。

5.6 Each of the Company and the Guarantor warrants and undertakes to the Subscriber that all the subscription money paid by the Subscriber under Clause 2 of this Agreement will be used to (i) first settle the consideration due and payable to the Ex-Shareholders under the Share Transfer Agreement; and (ii) as to the balance, as working capital of the Company. 公司及担保人分别向认购人保证及承诺所有认购人按本协议第 2 条款支付的认购款将会用于(i)首先支付转让协议尚欠前股东的转让作价；及(ii) 至于尚余款项，用于公司日常营运开支。

6. **Guarantee and Tax Indemnity** 担保和税务弥偿

6.1 The Guarantor hereby unconditionally and irrevocably guarantees to each Bondholder the due and punctual performance by the Company of its obligations under the Agreement and the Conditions, when and as the same shall become due for performance, whether on exercise of the Bonds or otherwise, pursuant to the respective provisions set out in this Agreement and the Conditions, and in the case of failure of the Company punctually to perform any such obligations, the Guarantor hereby agrees to perform or cause any such performance to be carried out, punctually

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when and as the same shall become due for performance, whether on exercise of the Bonds or otherwise, and as if such performance were carried out by the Company. 担保人无条件地及不可撤销地向每一可认股债券持有人担保公司，及时及准时地履行公司在本协议及条件下之各项责任，当有关的责任到期履行，无论是否根据本协议及条件下之个别责任行使可认股债券或其它。若公司未有准时履行及不遵守任何其责任，担保人同意履行或促使该等履行在到期履行的时限准时地履行，无论是否行使可认股债券或其它，与及如同由公司履行责任一样。

6.2 The Guarantor's obligations under this Clause 6 are direct, unconditional, general and unsecured obligations of the Guarantor. 担保人根据本条第 6 条的各项责任是直接的、无条件的、一般及无抵押的责任。

6.3 The Guarantor hereby agrees that its obligations under Clause 6.1 above shall be unconditional and irrevocable, irrespective of the validity, regularity or enforceability of the Bonds, the absence of any action to enforce the same, any waiver or consent by the Bondholder with respect to any provisions thereof, the recovery of any judgment against the performance of or any action to enforce the same, any consolidation, merger, conveyance or transfer by the Company or any other circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor.不论可认股债券是否有效，规范或可予以执行的，未有进行强制执行的行动，或可认股债券持有人同意或豁免任何责任，追讨判履行败诉之判令或任何强制执行的行动，任何公司的合并或转让，或任何其它情况下构成法律上或衡平法上责任之解除或免责，担保人根据本条第 6.1 条的责任均是无条件的及不可撤销的。

6.4 The Guarantor hereby waives, in respect of the Bonds or the obligations evidenced thereby, demand of performance, filing of claims with a court in the event of liquidation, merger or bankruptcy of any of the Group Companies, any right to require a proceeding first against any of the Group Companies, protest or notice and all demands whatsoever, and the Guarantor covenants that the guarantee contained in the Clause 6 will not be discharged except by complete performance of the obligations of the Company and the Subsidiary contained in the Agreement and the Conditions. 就可认股债券或可认股债券下的责任，担保人特此豁免向任何一家集团公司要求履行、或当任何一家集团公司清盘、合并或破产向法庭呈交申索、或任何权利要求可认股债券持有人先向任何一家集团公司展开法律程序、发出通知及提出要求。担保人契诺除非公司及子公司载于本协议及条件之责任完全履行，否则在本第 6 条款下之担保不会被解除。

6.5 The provision of this Clause 6 shall continue in full force and effect until all obligations of all the Group Companies due for performance under or in respect of all of the Bonds shall have been performed in full. 本第 6 条款之内容将继续维持十足效力及作用，直至所有集团公司所有在可认股债券下到期履行之责任已完全履行。

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6.6 The Guarantor hereby further covenants with each Bondholder that every provision of the Conditions applicable to the Guarantor form part of the provisions of the guarantee contained in this Clause 6 and shall be binding upon and observed by the Guarantor as if the same had been set out in this Clause 6. 担保人特此进一步向每一认购人契诺条件下每一条款之内容均适用于担保人并成为本第 6 条担保条款之一部份，对担保人有约束力，受担保人奉行，犹如该等条款之内容已加载本第 6 条款一样。

6.7 The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issue of the guarantee in this Clause 6 and to the execution by him of this Agreement and the giving of the undertakings declarations and agreements otherwise contained therein and to constitute the same the valid and binding obligations of the Guarantor have been done and performed and have happened in due and strict compliance with all applicable laws. 担保人特此证明及保证所有作为条件及需要履行之作为及需要事先产生及发出本第 6 条款担保之行为，由担保人执行本协议，与及给予承诺、声明及协议，及构成对担保人同样有效及具有约束力责任已经完成、履行、及时发生，并已完全符合所有适用之法律。

6.8 The Guarantor undertakes with the Subscriber to reimburse either the Company or the Subsidiary any amount of the tax liability of the Subsidiary assessed and demanded by the tax authority of any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority and body which is not previously paid by the Subsidiary or duly provided for in the Accounts, within five Business Days from the date the amount of tax liability is payable by the Company or the Subsidiary. For the purpose of this Clause 6.8, tax liability shall include any form of taxation, levy, duty, charge, contribution, withholding of whatever nature, and any related fine, penalty, surcharge or interest imposed, collected or assessed by, or payable to, a tax authority. 担保人向认购人承诺任何本地、省级、市级、联邦之政府税务机关，或者财政、海关机构及团体等向子公司评估及征收之任何金额之税款，若子公司之前未有缴交又或未有在会计报表中备拨，公司或子公司必须在公司或子公司缴交该等税款日期之 5 个工作日之内偿付公司或子公司。就本第 6.8 条款而言，公司或子公司之税务责任包括任何形式的税务机关征收，或向税务机关缴付之税款、征费、税项、收费、供款，不论性质之预扣款，与及有关罚款、罚金及附加费。

7. **Remedies** 补救

7.1 If :- 假若在完成之前:-

(a) any party hereto fails to perform any of its obligations in any material respect (including its obligations at Completion) under this Agreement or breaches any of the terms contained in this Agreement to be performed on its part in any material respect; or 任何协议一方在任何重大方面未有履行其本协议之责

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任(包括完成的责任) 或在任何重大方面违反其理应履行之载于本协议中之任何条款；或

(b) the Company breaches any of the Warranties 公司违反任何保证

prior to Completion, then without prejudice to all and any other rights and remedies available at any time to a non-defaulting party (including but not limited to the right to damages for any loss suffered by that party) any non-defaulting party may, by notice, either require the defaulting party to perform such obligations or insofar as the same is practicable, remedy such breach, or to the extent it relates to the failure of the defaulting party to perform any of its obligations on or prior to Completion in any material respect treat the defaulting party as having repudiated this Agreement and rescind the same.在不损害任何时间无失责方行使的权利及补救之情况下(包括但不限于该方遭受损失而要求赔偿之权利)，任何无失责方可以通知失责方要求失责方履行该等责任，又或在尽可行的情况下补救该违反事项，又或若涉及失责方在任何重大方面未能在完成时或之前履行其责任，无失责方有权视失责方悔约及取消本协议。

7.2 The rights conferred upon the parties hereto by the provisions of Clause 7.1 are additional to and do not prejudice any other rights the parties hereto may also have. 根据本第 7.1 条款内容赋予合约各方之权利为额外附加权利，并不损害合约各方同时拥有之其它权利。

8. **Announcement** 公告

Save as required by law or by any relevant regulatory authority, neither of the parties hereto shall make any announcement in relation to this Agreement without the consent of the other party (such consent not to be unreasonably withheld or delayed). When any announcement in respect of this Agreement shall be required, the parties hereto shall cooperate with each other and provide the other with such information as may be reasonably requested for the purpose of making such announcement. 除了法律或任何相关的法律机构要求外，没有另一方的同意(该同意不得无不给予同意或延迟)，本协议的任何一方不得就本协议作出任何公告。需要对本协议作出任何公告时，本协议的各方应当彼此合作，提供给另一方作出这公告合理要求的资料。

9. **Notices** 通知

9.1 Each notice, demand or other communication to be given or made under this Agreement shall be in writing and delivered or sent to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by five (5) days' prior written notice specified to the other party): 每个通知、要求或其它根据本协议发出的通讯应当采用书面形式，并且交给或发给相关方的下列

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地址或传真号码(或者五(5)天前以书面通知发出，通知另一方的其它地址或传真号码)：

To the Company 交公司：	Sinosmart Group Inc. 华智集团有限公司		
	Address 地址	:	Room 3712, Apartment Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong 香港湾仔港湾道 1 号 会景阁 3712 室
	Attention 收件人	:	Ms. Kwok Kin Kwok 郭建国小姐
	Fax Number 传真号	:	(852) 3106 3822
Copied to 抄送	Mr. Song Jinan 宋锦安先生		
	Address 地址		Room 1101, No. 1, Alley 1189, Jinqiao Road, Pudong New District, Shanghai Municipal, the PRC 中国上海市浦东新区 金桥路 1189 弄 1 号 1101 室
	Fax Number 传真号		(8621) 5834 7713
To the Subscriber 交认购人：	Charming Leader Group Limited		
	Address 地址	:	21/F, Centre Point, 181-185 Gloucester Road, Wanchai, , Hong Kong 香港湾仔告士打道 181-185 号 中怡大厦 21 楼
	Fax Number 传真号	:	(852) 2905 1399
	Attention 收件人	:	Mr. Tai Hon Leung, Henry 戴汉良先生

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9.2 Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address and (b) if given or made by fax, when despatched, provided that, if such day is not a working day in the place to which it is sent, such notice, demand or other communication shall be deemed delivered on the next following working day at such place. 任何按此条寄给有关方的通知、要求或其它通讯在下列情况下应当视为已经交付：(a) 如果以信件方式寄出，在实际上交付到有关地址时，(b) 如果通过传真发送，在传真发出时，假若发送当日不是工作日，该通知、要求或其它通讯应当在该地的下一个工作日视为送达。

10. Costs and Expenses 成本和费用

The Company shall on demand pay to or reimburse the Subscriber for all costs, charges and expenses including legal, and professional costs and all other out-of-pocket expenses incurred in connection with the evaluation, preparation, negotiation and settlement of this Agreement upon Completion of this Agreement. 当本协议完成时，公司须在认购人要求下，向认购人偿付所有就评估、编制、协商和确定本协议有关的法律的、专业费用和成本，及其它垫付费用。

11. Miscellaneous 其它

11.1 Any date or period mentioned in this Agreement may be extended by agreement between the parties hereto failing which, with regard to any such date or period, time shall be of the essence of this Agreement. 本协议中提到的任何日期或期限可以在协议各方的协商同意后予以延期，如果关于任何日期或期限的协商不能达成一致，时间应当是本协议的关键。

11.2 The parties to this Agreement shall and shall use their respective reasonable endeavours to procure that any necessary third party will do, execute and perform all such further deeds, documents, assurances, acts and things as may be necessary or desirable to carry out all or any provisions of this Agreement into full force and effect. 本协议的各方应当采取各自合理的努力，要求任何必要的第三方实施所有此类其它契约、文件、保证、行动和事情，只要是使本协议的任何规定完全生效所必要的或要求的。

11.3 Any provision of this Agreement which is capable of being performed after Completion but which has not been performed at or before Completion and all representations and warranties and other undertakings contained in or entered into pursuant to this Agreement shall remain in full force and effect notwithstanding Completion. 任何本协议之规定在完成后有能力可以履行但在完成当时或完成之前未被履行，及所有载于本协议或以本协议为依据之陈述、保证和承诺，尽管完成后，仍然具有十足效力及作用。

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11.4 Unless otherwise expressly agreed in writing, the failure of the parties to this Agreement to require performance by a defaulting party of any provision of this Agreement shall in no way affect their right to require performance of that or any other provision of this Agreement by such defaulting party and any waiver by the parties hereto of any breach by a defaulting party of any provision of this Agreement shall not be construed as a waiver of the provision itself or a waiver of any other right under this Agreement. 除非另外明确书面同意，否则本协议的各方如果没有要求不履行本协议的任何规定的一方履行该规定，不影响他们要求以上不履行的一方履行本协议的该规定或任何其它规定，并且协议各方放弃对违反方违反本协议的任何规定的追究权利不得认为是放弃对该规定本身或放弃本协议下的任何其它权利。

11.5 This Agreement and the documents referred to herein constitute the entire agreement between the parties to this Agreement inter se in respect of the matters referred to in this Agreement and the documents referred to herein, to the exclusion of all other agreements, conducts, arrangements or warranties, whether express or implied, and therefore supersede any prior agreements, conducts, arrangements or warranties between the parties or any of them in respect of such matters of any nature whatsoever. 本协议和在此涉及的文件构成双方对本协议及有关文件中的事项的完整表述，不包括所有其它协议、安排或保证，不管是明确表述的还是暗指的，并且因此取代双方之间或任何一方关于这些事情任何以前达成的协议、安排或保证。

11.6 If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement under the law of that or any other jurisdiction, nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby. 如果在任何时候，本协议的任何规定根据任何管辖法律，在任何方面构成非法、无效或不可执行的情形时，本协议的其余规定的合法性、有效性或可执行性在此法律或任何其它的管辖法律下不受任何影响或削弱，在任何其它管辖法律下该规定的合法性、有效性或可执行性也不受任何影响或削弱。

11.7 This Agreement may only be amended by instrument in writing signed by or on behalf of all the parties to this Agreement. 本协议只能通过本协议的各方或授权人签字的书面文件进行修订。

11.8 This Agreement shall not be capable of assignment without the previous consent in writing of all the parties hereto, but, subject thereto, shall be binding on and shall enure for the benefit of each party's successors and permitted assigns. 没有各方事先书面同意，本协议不能转让，但是在不抵触本协议的情况下，应当遵守并且应当保证各方的继承人的利益和允许的转让。

11.9 Notwithstanding any other provisions of this Agreement to the contrary, the Subscriber at any time hereafter shall not assign or transfer the whole or any part of its rights and/or obligations under this Agreement unless the transfers are to associated

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companies of the Subscriber. 尽管本协议的任何其它条款有相反的规定，认购人在以后的任何时候不得转让其在本协议下的权利和/或义务的全部或任何部分，转让是对认购人的关联公司的情况除外。

11.10 This Agreement will be executed in both English and Chinese language. The Company and the Subscriber acknowledge that the Chinese version is a translation as closely as possible of the English version of this Agreement. In the event of any inconsistency between the English and Chinese versions of this Agreement, the terms of this Agreement in the English language shall prevail as between the Company and the Subscriber. 本协议将用英语和中文书写。公司及认购人均承认中文版本是本协议的英文版本的最接近的翻译稿。如果本协议的英文和中文版本出现差异，公司和认购人应当以英文版本为准。

12. **Governing Law** 管辖法律

12.1 This Agreement shall be construed and governed in accordance with the laws of Hong Kong. 本协议应当按照香港法律管辖和解释。

12.2 Each of the parties to this Agreement agrees that any legal action or proceedings against it or any of its assets arising out of or in connection with this Agreement may be brought in the courts of Hong Kong and irrevocably submits to the non-exclusive jurisdiction of such courts in any legal action or proceedings arising out of or in connection with this A'greement. Each party's submission to the jurisdiction of the courts of Hong Kong shall not (and shall not be construed so as to) limit any party's right to take proceedings in any appropriate jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not. 本协议的各方同意，由本协议引起的或与本协议有关的任何财产所提出的任何法律诉讼可以在香港法院提出，并且不可撤销地提交到在由本协议引起的或与本协议有关的任何法律诉讼中享有非专属管辖权的此类法院。各方提交到香港法院不得(并且不得解释为)限制任何一方在任何适当的管辖法院提出任何诉讼，也不得在任何一个或几个管辖权中，排除在任何其它管辖权中提出诉讼，不管是否同时提出。

12.3 The Company hereby irrevocably appoints Ms. Kwok Kin Kwok of Room 3712, Apartment Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong and also agrees that any such legal process shall be sufficiently served on it if delivered to the service agent aforesaid. The Subscriber hereby irrevocably appoints Mr. Tai Hon Leung, Henry of 21/F, Centre Point, 181-185 Gloucester Road, Wanchai, Hong Kong as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong and also agrees that any such legal process shall be sufficiently served on it if delivered to the service agent aforesaid. 公司不可撤销地任命郭建国小姐，住址为香港湾仔港湾道 1 号会景阁 3712 室，担任其代理人，代表公司在香港就任何文书、传票、命令、判决或其它法律程序通知的送达作出认收，并且还同意如果任何这类法律程序交付上述服务代理

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人，应当是已经对它送达。认购人不可撤销地任命戴汉良先生 ，地址为香港湾仔告士打道 181-185 号中怡大厦 21 楼担任其代理人，代表它在香港就任何文书、传票、命令、判决或其它法律程序的通知的送达作出认收，并且还同意如果任何这类法律程序交付上述服务代理人，应当是已经对它送达。

12.4 If any agent for the service of process referred to in this Clause (or any replacement agent) at any time ceases for any reason to act as such, a replacement agent to accept such service having an address for service in Hong Kong shall be appointed by the relevant party within 30 days and such party shall give notice in writing to the other party of the name and address of the relevant agent, failing such appointment and notification the other party shall be entitled to appoint such a replacement agent so to act. 如果本条中所指的任何程序服务代理人(或任何替换代理人)在任何时候，因为任何原因停止担任此职务，有关方面应当在 30 天内任命拥有香港工作地址的替换代理人对送达作出认收，任命方并且应当书面通知另一方有关代理人的姓名和地址，如果没有进行这样的任命并给予通知，另一方应当有权任命这样的替换代理人。

13. Counterparts 不同一份签署页

This Agreement may be executed in counterparts and shall take effect as soon as all parties have each executed a counterpart, all of which shall constitute one and the same instrument. Each counterpart so signed shall thereafter be exchanged and countersigned to provide each party with a fully executed copy of this Agreement. 本协议可以在不同一份签署页上签字生效，并且当各方均已在不同一份签署页上签字时生效，所有不同一份签署页应当构成同一份的文件。每个如此签字的不同一份签署页应当在此之后进行交换，并且进行加签，及提供给各方一份完全签字生效的本协议的文本。

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Schedule 1A 附件 1A

Particulars of the Company 公司的具体情况

Name 公司名称	: Sinosmart Group Inc. 华智集团有限公司
Registration No. 注册号	: 581599
Date of Incorporation 成立日期	: 13 February 2004 2004 年 2 月 13 日
Place of Incorporation 公司成立地	: the British Virgin Islands 英属维尔京群岛
Registered Address 注册地址	: Portcullis TrustNet Chambers, P.O. Box 3444, Road Town, Tortola, British Virgin Islands
Authorised share capital 法定股本	: USD50,000.00 divided into 50,000 shares of USD1.00 each 50,000.00 美元 分为 50,000 股每股 1.00 美元
Issued share capital 发行股本	: USD1,000.00 divided into 1,000 shares of USD1.00 each 1,000.00 美元 分为 1,000 股每股 1.00 美元
Shareholders 股东	: Kwok Kin Kwok 郭建国
Directors 董事	: Kwok Kin Kwok 郭建国

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Schedule 1B 附件 1B

Particulars of the Subsidiary 子公司具体情况

Name 公司名称	:	上海双金生物科技有限公司 Shanghai Shining Biotechnology Co., Ltd.,
Place of establishment 公司成立地	:	the People's Republic of China 中华人民共和国
Date of establishment 成立日期	:	20 August 1999 1999 年 8 月 19 日
Registered Capital 注册资本	:	RMB20,480,000.00 人民币 20, 480, 000. 00 元
Total Investment 总投资额	:	RMB20,480,000.00 人民币 20, 480, 000. 00 元
Business Address 业务地址	:	上海市浦东新区金桥出口加工区宁桥路 999 号
Shareholders 股东	:	Sinosmart Group Inc. 华智集团有限公司 100%
Directors 董事	:	Song Jinan 宋锦安 (Chairman 主席) Yan Li 阎黎 Huang Weida 黄伟达 Yan Yihong 阎屹泓 Wu Qineng 吴奇能 Hu Jinhua 胡锦华 Du Wenmin 杜文民

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

ADDENDUM

To

<u>The Subscription Agreement relating to the issue of convertible bonds by Sinosmart Group Inc.</u>

Dated 22 March 2006, between

Charming Leader Group Limited (the "Subscriber")

And

Sinosmart Group Inc. (the "Company")

And

Song Jinan ("Guarantor")

WHEREAS:

A The Subscriber, the Company and the Guarantor entered into a Subscription Agreement (the "**Agreement**") for the issue of convertible bonds on 22 September 2005.

B. On 22 September 2005, the Company issued a convertible bond ("**Bond**") for an aggregate principal amount of HK$20,000,000 subject to and upon the terms and conditions ("**Conditions**") attached to the certificate no 1 for the Bond.

NOW, THEREFORE, the parties agree to the following terms and conditions as further terms and conditions to the Agreement and the Conditions:

1. **<u>Definition</u>** Terms otherwise not defined herein shall have same meanings as defined to them in the Agreement and the Conditions

2 **<u>Conversion Right</u>**. Notwithstanding conditions 6, 7 and 8 of the Conditions, the parties now agree that the Subscriber shall exercise the conversion rights

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attached to the Bond to the extent of HK$20,000,000 of the principal amount in accordance with the terms of this Addendum on 22 March 2006 (the "**Conversion Date**")

3. **Sinosmart Conversion Shares** The parties hereto agree that a total of one thousand four hundred and twenty-nine (1,429) ordinary shares of the Company ("**Sinosmart Conversion Shares**") will be issued by the Company to the Subscriber on the Conversion Date. The Subscriber hereby irrevocably and unconditionally accepts the fully paid Sinosmart Conversion Shares to be issued subject to the memorandum and articles of association of the Company.

4. **Registration and Despatch of Share Certificates**. All of the Sinosmart Conversion Shares shall be registered in the name of "Charming Leader Group Limited" and the Subscriber hereby authorises and directs the entry of the name of Charming Leader Group Limited of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands in the register of members of the Company and the despatch of the share certificates therefor by post at their own risk to Mr. Tai Kwok Leung, Alexander at Room 2002, Hong Kong Diamond Exchange Building, 8-10 Duddell Street, Central, Hong Kong.

5. **Entire Agreement and Amendments** The Agreement, the Bond, the Conditions and this Addendum (collectively the "**Final Agreements**") represent the entire understanding and agreement between the parties with respect to the subject matter hereof, supersedes all prior negotiations and agreements with respect to the Agreement, the Bond and the Conditions, and cannot be amended except by a written agreement between the Subscriber, the Company and the Guarantor which makes specific reference to the Final Agreements. In the event of any conflict in meaning between the Agreement, the Bond, the Conditions and the Addendum, the terms and provisions as stated in the Addendum shall prevail.

6. **Counterparts** The Addendum may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument

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IN WITNESS WHEREOF the parties executed this Addendum the date and year first written below.

SIGNED BY Tai Kwok Leung, Alexander, duly authorized for and on behalf of **CHARMING LEADER GROUP LIMITED**)

in the presence of:

Felicia Y.T. Law
Solicitor
Preston Gates & Ellis
Hong Kong SAR

SIGNED BY Song Jinan, duly authorized for and on behalf of **SINOSMART GROUP INC.**)

Song Jinan

in the presence of:

Felicia Y.T. Law
Solicitor
Preston Gates & Ellis
Hong Kong SAR

SIGNED, SEALED AND DELIVERED by Song Jinan)

Song Jinan

in the presence of:

Felicia Y.T. Law
Solicitor
Preston Gates & Ellis
Hong Kong SAR

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